NARA BANCORP, INC. 2003 Annual Shareholders Meeting May 28, 2003

2002 and 2003 First Quarter Highlights Annual Highlights (2002 vs. 2001) 44% increase in total assets to $980 million 38% increase in deposits to $817 million 45% increase in net loans to $721 million 5% increase in net income to $11.3 million* 5% increase in diluted EPS to $0.98* 2003 First Quarter Highlights Surpassed $1 Billion in Assets Successfully completed 2 for 1 stock split Reduced efficiency ratio to 56% Declared $0.05 dividend for the quarter ROE - 19.36% and ROA - 1.32% *Excludes $4.2 million in income related to recognition of negative goodwill. Including it, net income is $15.5 million and diluted EPS is $1.35, an increase of 45%.

BUSINESS STRATEGY Focus on Commercial Banking Projects In Progress Complete Asiana Bank Acquisition Expand market share in Washington DC/Virginia LPO Commence Residential Mortgage Loan Program in June 2003 Commence Life Insurance business in June 2003 Open Diamond Bar branch during 2nd quarter of 2003 Open Wilshire branch during 3rd quarter on 2003 In development to open new branches in Rowland Heights, Tustin, & Fullerton

BUSINESS STRATEGY Focus on Commercial Banking Ongoing Strategy Continue to strategically position the bank to maximize shareholder value Continue to increase market share in California and New York Continue to lead as the fastest growing financial institution in the nation serving the Korean community Expand to Chicago, New Jersey, Seattle, and Atlanta

BANK OVERVIEW Profile Founded in 1989 Fastest growing U.S. financial institution focused on the ethnic Korean market Only ethnic Korean market community bank with offices ranging from New York to California 11 branches in Southern California1 3 branches in Northern California2 3 branches in New York 5 loan production offices in Seattle, Chicago, New Jersey, Atlanta, and Washington DC/Virginia Total assets $1.0 billion as of March 31, 2003 High asset quality NPA/Total Assets of 0.21% at March 31, 2003 Best among peer banks 1 Includes Diamond Bar and Wilshire branches due to open during 2nd and 3rd quarters of 2003. 2 Includes the branch from the acquisition of Asiana Bank due to close during the 3rd quarter of 2003.

Silicon Valley Flushing Valley Glendale Downtown Olympic Wilshire Corporate Torrance Fullerton Seattle LPO Chicago LPO Jackson Heights Manhattan New Jersey LPO Oakland Cerritos Aroma Center Atlanta LPO Washington DC/Virginia LPO

STRONG FINANCIAL RESULTS Balance Sheet Growth 12/1/1998 12/1/1999 12/1/2000 12/31/2001 12/31/2002 3/31/2003 Total Assets ($ Million) 276 359 602 679 979.249 1015.033 12/31/1998 12/31/1999 12/31/2000 12/31/2001 12/31/2002 3/31/2003 Net Loans ($ Million) 164.296 235.119 354.823 501.345 721.357 749.939 Total Assets ($ Million) Net Loans ($ Million) $979 $276 $358 $603 $721 $165 $235 $356 $679 $502 $1,015 $750

STRONG FINANCIAL RESULTS Outstanding Asset Quality 12/1/1997 12/1/1998 12/1/1999 12/1/2000 Nonperforming Assets/Total Assets 20.4 27.4 90 20.4 12/1/1998 12/1/1999 12/1/2000 12/31/2001 12/31/2002 3/31/2003 Nonperforming Assets/Total Assets 0.0084 0.0042 0.0034 0.0025 0.0011 0.0021 12/1/1998 12/1/1999 12/1/2000 12/31/2001 12/31/2002 3/31/2003 Allowance for Loan Losses/Gross Loans 0.0177 0.0153 0.0187 0.0132 0.0116 0.0124 Non-performing Assets/Total Assets Allowance for Loan Losses/Gross Loans 0.24% 0.84% 0.42% 0.34% 1.24% 1.77% 1.53% 1.87% 0.32% 1.32% 0.11% 1.16%

STRONG FINANCIAL RESULTS Deposit Growth 12/1/1998 12/1/1999 12/1/2000 12/31/2001 12/31/2002 3/31/2003 Time Deposits 98 128 203 227.725 354.845 368.406 Core Deposits 151 192 325 362.119 462.073 461.98 Total 249 320 528 589.844 816.918 830.386 $355 $462 $817 $98 $151 $249 $203 $325 $528 $192 $128 $320 $362 $590 $228 $830 $462 $368

STRONG FINANCIAL RESULTS Return on Assets and Return on Equity 12/1/1998 12/1/1999 12/1/2000 12/31/2001 12/31/2002 3/31/2003 Return on Average Assets 0.015 0.0127 0.0218 0.0174 0.0144 0.0132 12/1/1998 12/1/1999 12/1/2000 12/31/2001 12/31/2002 3/31/2003 Return on Average Equity 0.1508 0.1592 0.3033 0.2197 0.1817 0.1932 Return on Average Assets Return on Average Equity 1.44%* 1.50% 1.27% 2.18% 18.17%* 15.08% 15.92% 30.31% 1.74% 21.38% *Excludes $4.2 million in income related to one time recognition of negative goodwill. 1.32% 19.32%

1/95 12/95 12/96 12/97 03/98 06/98 09/98 12/98 3/99 6/99 9/99 12/99 3/00 6/00 09/00 12/00 03/01 6/01 9/01 12/01 3/02 6/02 9/02 12/02 3/03 5/27/2003 $1.29* INVESTMENT CONSIDERATIONS Stock Price Trend $16.91 *Adjusted for stock splits and stock dividends 1,211% Appreciation 5/27/03

FINANCIAL HIGHLIGHTS Selected Financial Data For the Periods Ended (In 000's) 1998 1999 2000 2001 2002 3/03 Total Assets $276,253 $359,090 $602,563 $679,438 $979,249 $1,015,033 Total Net Loans 164,838 235,479 355,724 502,141 721,357 749,939 Total Deposits 249,309 319,869 527,709 589,844 816,918 830,386 Total Equity 22,805 26,726 44,512 55,427 65,369 68,794 Loan Loss Reserve 2,961 3,644 6,980 6,710 8,458 9,407 Net Income 3,196 3,972 10,457 10,784 11,304* 3,237 EPS (diluted) $0.32 $0.40 $0.99 $0.93 $0.98* $0.29 Stock price $4.25 $4.75 $10.00 $7.63 $10.29 $12.70 ROA 1.50% 1.27% 2.18% 1.70% 1.44%* 1.32% ROE 15.08% 15.92% 30.31% 21.38% 18.17%* 19.32% Net Interest Margin 6.52% 6.40% 6.60% 5.40% 4.86% 4.34% *Excludes $4.2 million or $0.37 per diluted EPS in income from cumulative effect of a change in accounting principle related to one time recognition of negative goodwill.

PEER BANK COMPARISON Selected Financial Data as of March 31, 2003 (In 000's) NARA HANMI PUB CENTER WILSHIRE Total Assets $1,015,033 $1,551,835 $940,210 $841,982 $767,470 Net Loans 749,939 1,034,011 722,775 580,461 552,839 Total Deposits 830,386 1,342,289 759,769 750,508 691,185 Total Equity 68,794 126,552 103,432 68,364 48,185 Loan Loss Reserve 9,407 13,142 9,304 7,177 6,832 Net Income 10,784 16,811 11,572 7,760 6,182 ROA 1.32% 1.15% 1.11% 1.25% 1.53% ROE 19.32% 13.70% 10.71% 15.25% 23.34% Net Interest Margin 4.34% 3.54% 3.67% 4.05% 3.77%

INVESTMENT CONSIDERATIONS Stock Price Comparison NARA HANMI PUB CENTER WILSHIRE Stock price @ 5/27/03 $16.91 $16.95 $13.50 $15.00 $14.80 EPS Diluted - 2002 $0.98 $1.20 $1.02 $1.15 $1.40 PE based on 2002 income 17.3 14.1 13.2 13.0 10.6 PE based on 2003 projected EPS* 14.5 13.0 12.3 10.8 9.5 Dividend Paid in 2002 $0.20 - - - - *PE was obtained from Hoefer & Arnett California Banking Focus List Summary Statistics dated May 20, 2003 and adjusted to reflect price and ratios on May 27, 2003

INVESTMENT CONSIDERATIONS Stock Price Comparison NARA UCBH EASTWEST CATHAY CA COMMUNITY Median Stock price at 5/23/03 $16.91 $25.12 $35.90 $39.83 NA P/E LTM EPS 15.7 24.4 17.9 14.5 14.1 P/E based on 2003 EPS 14.5 19.3 16.1 14.2 14.7 Dividend Yield 1.18% 0.40% 0.85% 1.06% 0.59% The above data and figures were obtained from Hoefer & Arnett California Banking Focus List Summary Statistics dated May 20, 2003 and adjusted to reflect price and ratios on May 27, 2003